UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2024

HARMONIC INC.
(Exact name of registrant as specified in its charter)

Delaware	000-25826	77-0201147
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)
2590 Orchard Parkway
San Jose, CA 95131
(Address of principal executive offices, including zip code)

(408) 542-2500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HLIT	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition
On April 8, 2024, Harmonic Inc. (the “Company”) issued a press release updating its first quarter 2024 revenue guidance, previously provided in the Company's press release issued on January 29, 2024 announcing the Company’s fourth quarter and fiscal 2023 results. The Company is scheduled to report its first quarter 2024 financial results on Monday, April 29, 2024. A copy of the press release is furnished as Exhibit 99.1 hereto, and the information in Exhibit 99.1 is incorporated herein by reference.
The information in this Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and this Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 furnished herewith shall not be incorporated by reference into any filing by Harmonic under the Securities Act of 1933, as amended, or under the Exchange Act.

Item 5.02	Departure of Certain Officers; Appointment of Certain Officers
On April 8, 2024, the Company announced that Patrick Harshman, the Company’s President and Chief Executive Officer (“CEO”), will retire as CEO, effective as of June 11, 2024 (the “Effective Date”). Nimrod Ben-Natan, currently Senior Vice President and General Manager of the Company’s Broadband business, has been appointed as CEO of the Company by the Company’s board of directors (the “Board”), effective as of the Effective Date.
Mr. Ben-Natan joined the Company in 1996, was named Vice President of Product Marketing, Solutions and Strategy in 2007, and was appointed Senior Vice President and General Manager, Cable Products, in June 2012. From 1993 to 1996, Mr. Ben-Natan served as an Embedded Software Engineer at Orckit Communications Ltd., a digital subscriber line developer. Previously, he worked on wireless communications systems while he was with the Israeli Defense Signal Corps from 1988 to 1993. Mr. Ben-Natan holds a B.A. in Computer Science from Tel Aviv University.
At this time, there are no new compensation arrangements for Mr. Ben-Natan or Mr. Harshman.
A press release announcing the CEO transition is attached hereto as Exhibit 99.1 and is incorporated into this Item 5.02 by reference.

Item 9.01.	Financial Statements and Exhibits.
(d)Exhibits.

Exhibit Number	Description
99.1	Press release of Harmonic Inc. dated April 8, 2024, entitled "Harmonic Announces CEO Succession."
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 8, 2024	HARMONIC INC.

	By:	/s/ Walter Jankovic
Walter Jankovic
Chief Financial Officer